Revenue	12 Months Ended
Dec. 31, 2023
Revenue [abstract]
Revenue
3.
Revenue

Revenue from collaboration agreements for the year ended December 31, 2023 predominately relates to the research collaboration agreements the Company entered into with Mallinckrodt in July 2019 and AstraZeneca in March 2020.

Revenue comprised £0.6 million of royalty income (2022: £0.6 million; 2021: £0.4 million) and £24.8 million of Research collaboration income (2022: £16.9 million; 2021: £12.0 million). Disaggregation of revenue from contracts with customers is as follows:

	Year ended December 31,
	2023	2022	2021
	£000s	£000s	£000s
Revenue from Contracts with Customers
Research collaboration - Mallinckrodt plc	10,544	11,658	8,748
Research collaboration - AstraZeneca	13,682	5,081	2,652
Research collaboration - Other	580	184	623
Research collaboration - total	24,806	16,923	12,023
Royalties	569	578	392
Total revenue from contracts with customers	25,375	17,501	12,415

Under our collaboration agreement with Mallinckrodt, we received an upfront cash payment of £16.4 million ($20 million) in 2019 and are eligible to receive specified development, regulatory and commercial milestone payments. No milestone payments under this agreement were achieved (2022: £2.2 million; 2021: £2.9 million) during the year ended December 31, 2023. We recognize the upfront payment, milestone payments, payments for personnel costs and other research funding payments over time, in accordance with IFRS 15 para 35 c). During the year ended December 31, 2023, we recognized a total of £10.5 million in revenue under this agreement (2022: £11.7 million; 2021: £8.7 million).

In March 2023, the Company reacquired exclusive worldwide rights to two preclinical siRNA assets under its Mallinckrodt collaboration, which resulted in a modification of the agreement. No additional performance obligations were identified as a result of the modification as there were no additional goods or services to be provided by the Company and the modification resulted in the partially satisfied performance obligations relating to the two reacquired targets becoming fully satisfied as the Company was no longer obligated to develop these targets. SLN501, the C3 targeting program, remained under the original collaboration agreement through March 2024. The Company accounted for the modification as if it were part of the existing contract as the remaining services to be delivered form part of a single performance obligation that is partially satisfied at the date of contract modification. The effect of the contract modification was that the consideration originally received for the two preclinical siRNA assets was reallocated to SLN501. The Company recognized the effect of the contract modification on the measure of progress towards complete satisfaction of the SLN501 performance obligation, and recognized an adjustment to revenue at the date of the contract modification on a cumulative catch-up basis. The Company recognized £8.0 million on the contract modification date. In relation to the reacquired targets, the two preclinical siRNA assets were recognized at fair value. The fair value of those assets has been determined to be nil. Under the modification, the Company agreed to pay future success-based milestones and low single digit royalties on net sales if the projects advance. The Company will recognize these variable success-based milestones as an intangible asset at cost when triggered. Any royalties payable will be expensed in cost of sales.

Under our collaboration agreement with AstraZeneca, we received an upfront cash payment of £17.1 million ($20 million) in 2020 with a further amount of £30.8 million ($40 million) received in May 2021. We are also eligible to receive specified development and commercial milestone payments as well as tiered royalties on net sales, if any. We recognize the upfront payment and milestone payments over time, in accordance with IFRS 15 para 35 c). During the year ended December 31, 2023, the Company achieved a milestone payment of approximately £7.9 million ($10.0 million) (2022: nil; 2021: nil). During the year ended December 31, 2023, we recognized a total of £13.7 million in revenue under this agreement (2022: £5.1 million; 2021: £2.7 million).

We entered into a collaboration agreement with Hansoh on October 15, 2021. We received a $16 million (equivalent to approximately £11.9 million based on the exchange rate at the payment date and $14.4 million or £10.7 million, net of taxes) upfront payment to us in December 2021. We are eligible to receive development, regulatory and commercial milestones as well as royalties on Hansoh net product sales. During the year ended December 31, 2023, the Company achieved milestone payments totaling £3.2 million ($4.0 million) (2022: £1.5 million; 2021: £nil). We recognize the upfront payment and milestone payments over time, in accordance with IFRS 15 para 35 c). During the year ended December 31, 2023, we recognized a total of £0.6 million in revenue under this agreement (2022: £0.2 million; 2021: £32 thousand).

In December 2018, we entered into a settlement and license agreement with Alnylam Pharmaceuticals Inc., or Alnylam, pursuant to which we settled outstanding patent litigation with Alnylam related to its RNAi product ONPATTRO. As part of the settlement, we license specified patents to Alnylam, and Alnylam pays us a tiered royalty of up to one percent of net sales of ONPATTRO in the European Union. We were eligible to receive these royalties through December 2023. We invoice Alnylam quarterly in arrears based on sales data for that quarter as reported to us by Alnylam. Royalty revenue is recognized based on the level of sales when the related sales occur. During the year ended December 31, 2023, we recognized a total of £0.6 million in royalty income from Alnylam (2022: £0.6 million; 2021: £0.4 million).